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                                                                   EXHIBIT 10.15

                                CHARTER OF THE

                         ARISTOTLE INTERNATIONAL, INC.

                                AUDIT COMMITTEE

                                   ARTICLE I

                                    PURPOSE
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     The purpose of the Audit Committee (the "Committee") of the Board of
Directors of Aristotle International, Inc., a Delaware corporation (the "Company"), is:

     . to obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate, such review to occur not less frequently than annually;

     . to have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors (the "Board") and the Committee, as the stockholders' representatives, and that the Board and the Committee have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services;

     . to make recommendations regarding the engagement or termination of the Company's outside auditors, including a review of the compensation and independence of the auditors;

     . to review with the Company's independent auditors the Company's accounting principles, policies and practices and its reporting policies and practices;

     . to review with the Company's independent auditors the plan and results of the auditing engagement and recommend improvements in the plan;

     . to review the scope and results of the procedures of the Company's internal audits;

     . to conduct investigations of the adequacy of the Company's internal accounting procedures and review the results of such investigations with the Company's internal audit staff and with the Board; and

     . to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management authorizations; (ii) transactions are recorded to permit preparation of financial statements in accordance with generally accepted accounting practices and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with authorization; and (iv) recorded assets are compared with existing assets at "reasonable intervals" and appropriate action is taken with respect to differences.

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                                  ARTICLE II

                               COMMITTEE MEMBERS
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     2.1  Number of Committee Members.  The authorized number of members of the
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Committee shall be three (3) and all members of the Committee shall be directors independent of the Company as defined in the Nasdaq National Market's independent director and Committee corporate governance listing criteria; provided, however, that one director who is not independent as defined in the
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Nasdaq National Market's Rule 4200, and is not a current employee or an immediate family member of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. The number of Committee members may be changed by a duly adopted resolution of the Board, but shall not be less than three (3) members. The Board may designate one or more Directors as alternate Committee members, who may replace any absent member at any meeting of the Committee.

     2.2  Qualifications of Committee Members.  Each Committee member must be
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able to read and understand fundamental financial statements, including a
Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     2.3  Appointment and Term of Office of Committee Members.  Committee
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members shall be appointed by the Board to hold office until replaced by a resolution of the Board. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation or removal of such a member.

     2.4  Removal.  The entire Committee or any individual Committee member may
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be removed from office without cause by the affirmative vote of a majority of the Board.

     2.5  Resignation and Vacancies.  Any Committee member may resign effective
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upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

     Vacancies on the Committee may be filled by the Board. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board, or until his or her death, resignation or removal.

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     A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or
(iii) if the authorized number of Committee members is increased.

                                  ARTICLE III

                              COMMITTEE MEETINGS
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     3.1  Place of Meetings; Meetings by Telephone.  Regular meetings of the
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Committee may be held at any place within or outside the State of California that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.

     Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

     3.2  Regular Meetings.  Regular meetings of the Committee may be held
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without notice if the time and place of such meetings are fixed by resolution of the Board or by resolution of the Committee.

     3.3  Special Meetings; Notice.  Subject to the provisions of the following
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paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board, or by two (2) Committee members.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each member or sent by first-class mail, telegram, charges prepaid or by facsimile or electronic mail, addressed to each Committee member at that member's address as it is shown on the records of the Company.
If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone, facsimile or electronic mail, or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

     3.4  Quorum.  A majority of the authorized number of Committee members
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shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.6 of this Charter. Every act or decision done or made by a majority of the members present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain

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provisions of the Delaware General Corporation Law, the Certificate of
Incorporation and other applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.

     3.5  Waiver of Notice.  Notice of a meeting need not be given to any
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Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.

     3.6  Adjournment.  A majority of the Committee members present, whether or
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not a quorum is present, may adjourn any meeting to another time and place.

     3.7  Notice of Adjournment.  If the meeting is adjourned for more than
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twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the reconvened meeting to the Committee members who were not present at the time of the adjournment.

     3.8  Committee Action by Written Consent Without a Meeting.  Any action
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required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Committee. Such action by written consent shall have the same force and effect as a unanimous vote of the Committee.

                                  ARTICLE IV

                               COMMITTEE MEMBERS
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     4.1  Chairman of the Committee.  The Chairman of the Committee, if such an
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officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board. In the absence or disability of the Chairman of the Committee, the Board shall appoint an alternative Chairman to preside at the Committee meetings.

     4.2  Secretary.  The Secretary shall keep or cause to be kept, at the
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principal executive office of the Company or such other place as the Board may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof.

     The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company's Bylaws.

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                                   ARTICLE V

                              RECORDS AND REPORTS
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     5.1  Maintenance and Inspection of Charter.  The Company shall keep at its
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principal executive office or, if its principal executive office is not in the
State of California, at its principal business office in California, the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

     5.2  Minutes and Reports.  The Committee shall keep regular minutes of its
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proceedings, which shall be filed with the Secretary of the Company.  All action by the Committee shall be reported to the Board at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board.

     5.3  Maintenance and Inspection of Minutes.  The records and the minutes of
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proceedings of the Committee shall be kept at such place or places as are designated by the Board or, in absence of such designation, at the principal executive office of the Company. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

     The minutes and records shall be open to inspection upon the written demand on the Company of any stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a stockholder or as the holder of a voting trust certificate. Such inspection by a stockholder or holder of a voting trust certificate may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts. Such rights of inspection shall extend to the records of each subsidiary of the Company.

                                   ARTICLE VI

                                GENERAL MATTERS
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     6.1  Construction; Definitions.  Unless the context requires otherwise, the
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general provisions, rules of construction, and definitions in the Delaware
General Corporation Law shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                  ARTICLE VII

                                   AMENDMENTS
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     7.1  Amendment by Board.  This Charter and any provision contained herein
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may be amended or repealed by the Board.

     7.2  Record of Amendments.  Whenever an amendment or a new Charter is
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adopted, it shall be copied in the book of minutes with the original Charter.
If any provision of this Charter

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is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

                                 ARTICLE VIII

                                INTERPRETATION
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     Reference in this Charter to any provision of the Delaware General
Corporation Law shall be deemed to include all amendments thereof.

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